UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 27, 2012

QUALSTAR CORPORATION
(Exact name of registrant as specified in its charter)

California	000-30083	95-3927330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990-B Heritage Oak Court, Simi Valley, CA	93063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On December 20, 2012, Qualstar Corporation (“Qualstar”) entered into a manufacturing and supply agreement (“Agreement”) with CTS Electronics Manufacturing Solutions, Inc. (“CTS”).  Under the Agreement, CTS will manufacture Qualstar’s RLS and XLS tape library products and related assemblies to Qualstar’s specifications and forecasts, with production to commence at CTS’s Moorpark, CA facility.  CTS will also purchase certain existing inventory from Qualstar and provide ongoing inventory management, provided that Qualstar will have customary obligations with respect to excess or obsolete inventory quantities under management by CTS. The Agreement has an initial term through December 20, 2013.

The above summary is qualified by reference to the text of the Agreement that Qualstar expects to file as an exhibit to its form 10-Q for the three months to end December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

December 27, 2012	By:	/s/ Lawrence D. Firestone
Lawrence D. Firestone Chief Executive Officer and President

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